Exhibit 10.1

                    FORM OF RESTRICTED STOCK AWARD AGREEMENT

                                   COSI, INC.
                    2005 OMNIBUS LONG-TERM INCENTIVE PROGRAM


      THIS RESTRICTED STOCK AWARD AGREEMENT ("Agreement") dated as of ____________, 20___ (the "Date of Award"), between Cosi, Inc., a Delaware corporation (the "Company"), and _________________________ (the "Grantee"), is made pursuant and subject to the provisions of the Company's 2005 Omnibus Long-Term Incentive Program, as may be amended from time to time (the "Plan"), which is incorporated herein by reference and made a part hereof. Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Plan.

      1. Grant of Restricted Stock. Subject to and upon the terms, conditions and restrictions set forth in this Agreement and in the Plan, the Company hereby grants to Grantee as of the Date of Award __________________________ (__________) shares of Restricted Stock. The Restricted Stock shall be fully paid and nonassessable and shall be represented by a certificate registered in the name of Grantee and bearing a legend referring to the restrictions hereinafter set forth. The Fair Market Value of Restricted Stock on the Date of Award is $___________ per share, for an aggregate Fair Market Value of $_____________.

      2. Restrictions on Transfer of Restricted Stock. The shares of Restricted Stock may not be transferred, sold, pledged, exchanged, assigned or otherwise encumbered or disposed of by Grantee, except to the Company, until the restrictions have fully lapsed and the Restricted Stock has fully vested and become non-forfeitable in accordance with Section 3 below. Notwithstanding the immediately foregoing sentence, Grantee's interest in the Restricted Stock may be transferred at any time by will or the laws of decent and distribution, subject to the terms and conditions of this Agreement and the Plan. Any purported transfer, encumbrance or other disposition of the Restricted Stock in violation of this Section 2 shall be null and void, and the other party to any such purported transaction shall not obtain any rights to or interest in the Restricted Stock.

      3. Lapse of Restrictions and Vesting of Restricted Stock. The restrictions shall lapse and the Restricted Stock shall vest and become non-forfeitable according to the following schedule:

            (a)   20% on the Date of Award;

            (b) 20% on the first anniversary of the Date of Award ("First Anniversary"), provided that the Grantee remains in the continuous employ of the Company from and after the Date of Award and through the First Anniversary;

            (c) 20% on the second anniversary of the Date of Award ("Second Anniversary"), provided that the Grantee remains in the continuous employ of the Company from and after the Date of Award and through the Second Anniversary;

            (d) 20% on the third anniversary of the Date of Award ("Third Anniversary"), provided that the Grantee remains in the continuous employ of the Company from and after the Date of Award and through the Third Anniversary; and

            (e) 20% on the fourth anniversary of the Date of Award ("Fourth Anniversary"), provided that the Grantee remains in the continuous employ of the Company from and after the Date of Award and through the Fourth Anniversary.

            (f) Notwithstanding the provisions of Sections 3(a) through (e) above, the restrictions shall lapse and all of the shares of Restricted Stock shall immediately become fully vested and non-forfeitable in the event of any one or more of the following:

                              (i) Grantee's death or permanent and total
                        disability while in the employ of the Company. Grantee's "permanent and total disability" shall mean: (A) Grantee's physical or mental disability such that Grantee is and has been continuously for at least six
                        (6) months unable to perform the services required to be performed by Grantee in his or her employment with the Company, and Grantee is determined to be eligible for long-term disability benefits under the long-term disability benefits plan of the Company in effect from time to time; (B) if the Company does not have a long-term disability benefits plan then in effect, as set forth in Section 22(c)(3) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or any replacement legislation, while in the employ of the Company;

                              (ii) Grantee's retirement from service with the
                        Company, provided that the Compensation Committee of the Board of Directors of the Company approves immediate vesting. Grantee will be considered to have retired if Grantee is age 55 years or older on the date of termination and if Grantee was employed by the Company for at least five (5) consecutive years ending on the date of termination of Grantee's employment with the Company; and

                              (iii) Change of Control while Grantee is employed
                        by the Company. "Change of Control" shall mean the date on which the earlier of the following events occur: (A) the acquisition by any entity, person or group (other than ZAM Holdings, L.P., LJCB Nominees Pty Ltd., Charles
                        G. Phillips, or any entity related to any such party) of beneficial ownership, as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, of more than 50% of the outstanding capital stock of the Company entitled to vote for the election of directors ("Voting Stock"); (b) the merger or consolidation of the Company with one or more corporations or other entity as a result of which the holders of outstanding Voting Stock of the Company immediately prior to such a merger or consolidation hold less than 60% of the Voting Stock of the surviving or resulting corporation or any direct or indirect parent corporation or entity of such surviving or resulting entity; (c) the sale or transfer of all or substantially all of the property of the Company other than to an entity of which the Company owns at last 80% of the Voting Stock; or (d) during any period of twenty-four
                        (24) consecutive months, the individuals who, at the beginning of such period, constitute the Board of Directors ("Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or through the operation of this proviso. A Change in Control shall not include any acquisition in which Grantee is or a member of the acquiring group or an officer or owner of the acquiring entity.

      4. Leave of Absence. If Grantee is on an approved leave of absence from the Company, or a recipient of Company-sponsored disability benefits, Grantee will continue to be considered as employed for purposes of this Agreement. If Grantee does not return to active employment upon the expiration of such leave of absence or the expiration of Grantee's Company-sponsored disability benefits, Grantee will be considered to have voluntarily terminated Grantee's employment. Notwithstanding anything to the contrary herein, the Company reserves the right to determine which leaves of absence will be considered as continuing employment and when Grantee's employment terminates for all purposes under this Agreement.

      5. Forfeiture of Restricted Stock. Except as expressly provided in Section 3(f) above, and except as the Compensation Committee of the Board of Directors of the Company may determine on a case-by-case basis, any shares of Restricted Stock that have not theretofore become non-forfeitable shall be forfeited if Grantee ceases to be continuously employed by the Company at any time prior to the applicable vesting date. In the event of a forfeiture, the certificate(s) representing the shares of Restricted Stock shall be cancelled.

      6. Legend. All certificates representing the Restricted Stock shall have endorsed thereon the following legends and any other legends as reasonably determined by the Company:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER STATE OR U. S. FEDERAL SECURITY LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE DISTRIBUTED OR TRANSFERRED, NOR MAY THESE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE COMPANY, IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

            7. Investment Representations. Grantee hereby acknowledges and agrees with the Company as follows:

            The shares of Restricted Stock have not been registered under the Securities Act of 1933, as amended from time to time (the "Act") or any state securities laws, in reliance on Grantee's representation, hereby confirmed by Grantee, that Grantee is acquiring the shares of Restricted Stock for investment and not with any view towards sale or distribution thereof. Grantee further acknowledges that any resale of the shares of Restricted Stock is subject to compliance with the registration requirements of the Act or with an applicable exemption from such registration requirements.

            8. Dividend, Voting and Other Rights. Except as otherwise provided in this Agreement, Grantee shall have all of the rights of a shareholder with respect to the Restricted Stock, including the right to vote such shares and receive any dividends that may be paid thereon; provided, however, that any additional shares of common stock that Grantee may become entitled to receive pursuant to a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, separation or reorganization or any other change in the capital structure of the Company shall be subject to the same restrictions as the shares of Restricted Stock. In the event of forfeiture of the Restricted Stock, Grantee shall have no further rights with respect to such shares.

            9. Retention of Stock Certificate(s) by the Company. The certificate(s) representing the Restricted Stock shall be held in custody by the Secretary of the Company or the Secretary's designee until such Restricted Stock vests pursuant to Section 3 herein.

            10. No Employment Contract. Nothing contained in this Agreement shall confer upon Grantee any right with respect to continuance of employment by the Company, nor limit or affect in any manner the right of the Company to terminate the employment or adjust the compensation of Grantee.

            11. Taxes and Withholding. The Company shall have the right to deduct from any compensation due Grantee from the Company any federal, state, local or foreign taxes required by law to be withheld in connection with the issuance or vesting of any Restricted Stock pursuant to this Agreement. To the extent that the amounts payable to Grantee are insufficient for such withholding, it shall be a condition to the issuance or vesting of the Restricted Stock, as the case may be, that Grantee shall pay such taxes or make provisions that are satisfactory to the Company, for the payment thereof.

            12. Code Section 83(b) Election. Under Section 83(a) of the Code, the Fair Market Value of the Restricted Stock on the date the restrictions lapse and such shares become fully vested and non-forfeitable will be reportable as ordinary income at that time. Grantee may elect to be taxed at the time the Restricted Stock is awarded to Grantee, rather than when the restrictions lapse and the shares become fully vested and non-forfeitable, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty
(30) days after the Date of Award (the "83(b) Election"). The form for making the 83(b) Election is attached as Exhibit A hereto. Failure to make this filing for the 83(b) Election within the thirty (30) day period immediately following the Date of Award will result in the recognition or ordinary income by Grantee (in the event that the Fair Market Value of the Restricted Stock increases after the Date of the Award) as the restrictions lapse and such shares become fully vested and non-forfeitable. GRANTEE ACKNOWLEDGES THAT IT IS GRANTEE'S SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER CODE
SECTION 83(b). GRANTEE ACKNOWLEDGES THAT GRANTEE IS RELYING SOLELY ON ADVICE FROM GRANTEE'S OWN ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE A CODE SECTION 83(b) ELECTION AND NOT ON ADVICE OF THE COMPANY.

            13. Compliance with Law. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws. Notwithstanding any other provision of this Agreement, the Company shall not be obligated to issue any Restricted Stock or other securities pursuant to this Agreement if the issuance thereof would result in a violation of any such law.

            14. Amendments. Any amendment to the Plan shall be deemed an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of Grantee under this Agreement without Grantee's consent, except and only to the extent otherwise expressly authorized in the Plan.

            15. Severability. In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions shall continue to be valid and fully enforceable.

            16. Relation to Plan. This Agreement is subject to the terms and conditions of the Plan. In the event of any inconsistency between the provisions of this Agreement and the Plan, the Plan shall govern. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Plan. The Compensation Committee and the Board, acting pursuant to the Plan, as constituted from time to time, shall, except as expressly provided otherwise herein, have the right to determine any questions that arise in connection with this Agreement.

            17. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

            18. Waiver. The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed a waiver of such provision or any other provision hereof.

            19. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Illinois without regard to its conflicts of law provisions.


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

      IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and Grantee as of the date and year first above written.

                                          COMPANY:

                                          COSI, INC., a Delaware corporation



                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------


            The undersigned Grantee hereby (i) accepts the right to receive the shares of Restricted Stock or other securities covered hereby, subject to the terms and conditions of the Plan and the terms and conditions hereinabove set forth, and (ii) accepts, and agrees to, all of the terms and provisions of this Agreement and the Plan.

                                          GRANTEE:


                                          ------------------------------
                                          Signature

                                          ------------------------------
                                          Print Name

                                          ------------------------------
                                          Social Security Number

                                          Date:  ________________________

Note: Do not have this Section 83(b) Election filed unless you wish to pay tax withholding to Cosi, Inc. at the same time.



                                    EXHIBIT A

                         ELECTION UNDER SECTION 83(b) OF
                            THE INTERNAL REVENUE CODE

The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.    The name, address and social security number of the undersigned:
      __________________________________________________________________

      Social Security No.:  __________________________

2.    Description of property with respect to which the election is being made:

      ____________________ shares of common stock of Cosi, Inc.

3. The date on which the property was transferred is ___________________, 20___.

4.    The taxable year to which this election relates is calendar year 20___.

5.    Nature of restrictions to which the property is subject:

      The shares of stock are subject to the provisions of a Restricted Stock Award Agreement (the "Agreement") between the undersigned and Cosi, Inc. The shares of stock are subject to forfeiture under the terms of the Agreement.

6.    The  fair  market  value  of  the  property  at  the  time  of  transfer
      (determined    without   regard   to   any   lapse    restriction)   was
      $______________ per share, for a total of $__________________________.

7.    The amount paid by taxpayer for the property was $0.

8.    A copy of this statement has been furnished to Cosi, Inc.

Dated:  _________________, 20___.

                                          ------------------------------
                                          Taxpayer's Name

Note: A valid Section 83(b) Election must be filed with the IRS within 30 days of the Date of Award. Accordingly, if you wish to file the Section 83(b) Election, please submit this signed form for receipt by _______________[1] 2005, to Cosi, Inc., [Human Resources], 1751 Lake Cook Road, 6th Floor, Deerfield, Illinois 60015, Facsimile: (847) _____________.

--------
1 Insert date that is two (2) weeks after the Date of Award.